EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of TRIPLE A MEDICAL, INC. (the “Company”) on Form 10-Q for the period ended September  30, 2010 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  November 15, 2010

/s/ P. Morgan McCune

Name: P. Morgan McCune
Title:  Chief Executive Officer

Dated:  November 15, 2010

/s/ P. Morgan McCune

Name: P. Morgan McCune
Title:  Chief Financial Officer